                                                                   EXHIBIT 10.26

                                 LEASE AMENDMENT

Reference is hereby made to that certain Office Lease Agreement (hereafter, the "Lease Agreement") dated October 17, 2001, between SARATOGA PARTNERS, LTD., and ELRON SOFTWARE, INC. for Suite 119 containing approximately 380 square feet in the Hawkston Hall Office Centre, located at 1800 Nations Drive, Gurnee, Illinois.

ELRON SOFTWARE, INC. (herein called "Tenant") and SARATOGA PARTNERS, LTD., (herein called "Landlord") hereby amend Article 4 (Term) and Article 5 (Rent) of said Lease Agreement as follows:

                                    ARTICLE 4
                                      TERM

The term of said Lease shall be one (1) year, having commenced on November 1, 2003 and shall expire as of the end of the day on October 31, 2004. Tenant shall have the right to terminate said Lease Agreement by serving written notice to Landlord not less than twenty one (21) days prior to the expiration of the sixth month of the Lease term. If Tenant serves notice within that time, the Lease term shall terminate at the end of the sixth month. If Tenant fails to serve timely notice the Lease Agreement shall remain in full force and effect.

                                    ARTICLE 5
                                      RENT

The Rent payable by Tenant during the one (1) year Lease term shall be as follows:

Lease Year      Monthly Rent Installment
----------      ------------------------
     1                    $755.00

All other terms and conditions in said Lease Agreement of October 17, 2001 shall continue in force and effect during the entire term of said Lease Agreement.

SARATOGA PARTNERS, LTD                        ELRON SOFTWARE, INC. (Tenant)
(Landlord)

By: /s/___________________                    By: Karen Higgins

Title: ___________________                    Title: Controller

Date: ____________________                    Date: 1/21/04

                           HAWKSTON HALL OFFICE CENTRE
                                LEASE AGREEMENT

                                    ARTICLE 1
                                     PARTIES

This Lease dated October 17, 2001 is made by and between Saratoga Partners, Ltd., an Illinois corporation located at 5101 Washington Street, Gurnee, Illinois 60031 (herein called "Landlord") and Elron Software, Inc., a corporation located at 7 New England Executive Parkway, Burlington, MA 01803 (herein called "Tenant").

                                   ARTICLE 2
                                    PREMISES

Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord that certain space (herein called the "Premises") located in the Hawkston Hall Office Centre 1, 1800 Nations Drive. Gurnee, Illinois 60031 (herein called "Office Centre"), known as Suite 119, encompassing 380 square feet of leaseable area. The approximate location and dimensions of the Premises are delineated on the General Floor Plan of the building (Exhibit "A" hereof).

                                    ARTICLE 3
                                USE OF PREMISES

Tenant shall use the Premises for general office use and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord.

                                    ARTICLE 4
                                      TERM

The term of this Lease shall be for one year and commence on November 1, 2001 (herein called the "Commencement Date") and shall end on October 31, 2002.

                                    ARTICLE 5
                                      RENT

During the entire term of the Lease, Tenant covenants to pay to Landlord Rent, without notice of demand, deduction, set-off or counterclaim, in accordance with the following payment schedule

Lease Year                   Monthly Rent
    1                        $   715

The aforesaid Monthly Rent Installments shall commence on the Commencement Date and shall become due and payable for each successive calender month of the Lease, in advance, on the first day of each such calendar month. In the event the Commencement Date and Expiration Date fall on a day other than the first day of the calendar month, the Monthly Rent Installment for said months shall be prorated based upon a thirty (30) day month. Said Rent shall be paid to Landlord in lawful money of the United States of America at such place as Landlord may from time to time designate in writing. It is the Intent of the parties hereto that, to the extent permitted by law, Tenant's covenant to pay rent shall be independent of all other terms, covenants or conditions of Lease, including Tenant's continued occupancy of the Premises. The monthly rent installments are

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
composed of the rent for the premises plus Tenant's prorata monthly share of the common area maintenance costs and real estate taxes for the building during any given calendar year up to $3.50 per share per year (hereinafter called the "Base Share"). In the event said actual combined common area maintenance costs and real estate taxes for the building (hereinafter called the "Actual Cam/Tax Costs") exceed $3.50 per square foot in any given calendar year, then, in addition to the monthly rent installment, Tenant shall be liable for its prorata share of said Actual Cam/Tax Costs in excess of $3.50 per square foot per year (hereinafter referred to in the "Additional Share") up to a maximum of $6.50 per square foot. In the event such Additional Share shall become due in any given year, Landlord shall provide Tenant with a summary report detailing the actual common area maintenance charges and real estate taxes incurred during said year.

                                   ARTICLE 6
                                SECURITY DEPOSIT

Prior to or upon Tenant's execution of this Lease, Tenant shall deposit with Landlord the sum of one thousand four hundred thirty & 00/100 Dollars ($l,430), to be held by Landlord as security for Tenant's faithful performance of all terms, covenants and conditions and of this Lease to be kept and performed by Tenant during the term thereof. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of rent, Landlord may, but shall not be required to, use, apply or retain all or any part of this security deposit for the which Landlord may spend or become obligated to spend by reason of Tenant's default, or to Tenant's default. If any portion of the security deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount, and Tenant's failure to do so shall constitute a default under this Lease. Landlord shall not be required to keep this security deposit separate from its general funds and Tenant shall not be entitled to interest on the security deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit, or any balance thereof, shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within ten (10) days following the expiration of the Lease term. In the event of termination of Landlord's interest in this Lease, Landlord shall be entitled to transfer said deposit to Landlord's successor-in-interest.

                                    ARTICLE 7
                        PHYSICAL IMPROVEMENTS AND REPAIRS

In terms of initial buildout of the Premises, Landlord will provide at Landlord's cost demising walls, 2' x 4' overhead fluorescent lighting, acoustical ceiling, electrical outlets, phone/data openings and NVAC system, all in accordance with building standards and per the Premises Floor Plan (Exhibit
B). By taking occupancy of the Premises, Tenant acknowledges that it has inspected the Premises, that it is accepting same, that the Premises are in good, sanitary order, condition and repair, and that the Landlord has no further obligation or agreement to improve, decorate, alter or repair the Premises, except for reasonable punch list terms given by Tenant to Landlord within 30 days of occupancy.

Landlord shall keep the structural portions of the building, including the foundations, exterior walls and roof, in good repair, excepting any such repairs which may become necessary or desirable by reason of the act, neglect, fault or omission of Tenant, a agent, servants, employees, invitees or by breaking and entering, and in all other respects the Premises shall at all times be kept in good order, condition and repair by Tenant. If Tenant refuses or neglects to repair promptly and adequately after written demand, Landlord may make the repairs without liability to Tenant for any loss or damage that may accrue to Tenant's stock or business by reason thereof, and if Landlord makes such repairs, Tenant shall pay to Landlord on demand, as additional rent, the cost thereof with interest at the rate of fifteen percent per annum from the date of commencement of such repairs. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

                                    ARTICLE 8
                           ALTERATIONS AND ADDITIONS

Tenant shall not make or allow to be made any alterations, additions or improvements except telephone and computer wiring installed by tenant's vendor to or of the Premises or any part thereof without first procuring Landlord's written consent and delivering to Landlord the plans, specifications, names, telephone numbers and addresses of all contractors, copies of proposed contracts and the necessary permits, all in form and substance satisfactory to Landlord, and furnishing indemnification against liens, costs, damages and expenses as may be required herein or by Landlord. Any alterations, additions, improvements and fixtures, other than Tenant's trade fixtures, which may be made or installed shall at once become a part of the realty and belong to Landlord and shall be surrendered with the Premises. In the event Landlord consents to the making of any alterations, additions or improvement to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense. No such alteration, additions or improvements shall commence unless and until each contractor retained by Tenant waives in writing, in form satisfactory to Landlord, all rights which such contractor may have otherwise had under Illinois mechanic's lien laws. Tenant shall keep Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant, whether arising out of any alternations, additions or improvements, or repairs performed by or at the request of Tenant. Upon vacating the Premises at the expiration or sooner termination of the Lease, Tenant shall, upon written demand by Landlord given at least thirty (30) days prior to the end of the lease term, at Tenant's sole cost and expense, forthwith and with all due diligence, remove any alterations, additions or improvements made by Tenant, designated by Landlord to be removed, and repair any damage to the Premises caused by such removal.

                                   ARTICLE 9
                       MAINTENANCE OF COMMON AREAS & TAXES

The parking lot and common areas forming a part of the Office Centre shall be available for non-exclusive use by all tenant, their employees, agents, customers and invitees. Landlord reserves the right to change entrances, exits traffic lanes, and the boundaries and locations of such parking or common area; provided, however, that the aggregate parking areas shall be substantially equal to their aggregate size at the commencement of this Lease. Nothing contained herein or elsewhere in this Lease shall be deemed to prevent or hinder Landlord from altering, adding to, or relocating existing buildings in the Centre, or erecting other buildings or improvements thereon.

For the good and welfare of all tenants in the Office Centre, their employees, agents, customers and invitees, Landlord expressly reserves the right to determine the manner in which said parking areas and other areas common to all tenants of the Office Centre (all the foregoing sometimes hereinafter referred to as "Common Areas") shall be maintained, and to promulgate reasonable rules and regulations relating to the use of parking and other common areas. Said rules and regulations shall be binding upon Tenant. Landlord shall not be responsible to Tenant for the nonperformance or violation of any of said rule and regulations by any tenants or patrons. For the enforcement of said rules and regulations, Landlord shall have available to it all remedies in this Lease provided for, at law or in equity.

Landlord shall operate and maintain the common areas of the Office Centre, which operations and maintenance shall include without further limitation, maintenance equipment, managing, lighting, cleaning, removing snow and ice, policing, repairing, lawn maintenance, landscaping, paving, maintaining, repairing and replacing all HVAC equipment, insuring against casualties, injuries and damages which may occur in such public areas, insuring against property damage to the Premises and Office Centre caused by fire or other casualties or vandalism. Installations and maintenance of the Office Centre signs, remodeling, renovating and improving the common areas, professional fees and expenses reasonably incurred in managing the Office Centre, including but not limited to attorney's fees incurred in protesting any real estate taxes hereunder, and all other expenditures pertaining to the common areas, all as determined by the Landlord from time to time, but not including depreciation.

                                   ARTICLE 10
                     USE AND CARE OF PREMISES & COMMON AREAS

Tenant shall not perform any acts or carry on any practices which may injure the building or the Premises or be a nuisance, menace, or annoyance to, or interfere with the rights of, or injure, other tenants or patrons of the Office Centre, nor use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor commit or allow to be committed any waste in or upon the Premises or common areas. Tenant shall keep the Premises under its control clean and free from rubbish and dirt at all times, and shall arrange and pay for the storage and removal of all its trash and garbage, which trash and garbage shall be placed in a trash receptacle designated by Landlord. Tenant shall not burn any trash or garbage, and shall not permit any offensive or other odors objectionable to other tenants or patrons of the Office Centre, in or about the Premises or the Office Centre. Tenant shall not keep, display or advertise any merchandise or services on or otherwise obstruct the sidewalks or other common areas of the Office Centre, and shall not conduct or permit to be conducted any sale by auction in, upon or from the Premises or common areas. Tenant shall at all times keep the Premises in a clean and sanitary condition, and shall otherwise keep the Premises and operate its business in compliance with the laws, directions, rules and regulations of governmental agencies having jurisdiction thereof.

Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Premises and equipment in good sanitary condition and repair, broom clean, ordinary wear and tear and damage beyond the reasonable control of Tenant excepted, and shall surrender all keys for the Premises to Landlord. Any damage to any adjacent or other premises caused by Tenant's use of the Premises shall be repaired at Tenant's sole cost and expense.

All loading and unloading of merchandise, supplies, fixtures, equipment furniture and all other materials shall be made through the service doors at the east side of the building. Landlord reserves the right to designate specific parking areas for the use of Tenant and its employees and to restrict Tenant and its employees from parking areas designated for customers. Tenant and its employees shall park their vehicles only in areas so designated by Landlord from time to time. Landlord shall have the right to have the vehicles of Tenant or its employees removed from any area not so designated and to charge Tenant as additional rent for all expenses incurred in connection with such removal. Tenant agrees to provide Landlord with the state vehicle license numbers of its and its employees' vehicles if requested by Landlord. Tenant shall not at any time park or stand or permit others to park or stand delivery vehicles in the front, rear or sides of the building for any longer than necessary to make a delivery or pick-up.

                                   ARTICLE 11
                            SIGNS AND BUSINESS HOURS

Tenant shall not erect, install, display, inscribe, paint or affix any sign, lettering or advertising medium to upon or above the exterior of the Premises or building in which the Premises are located, nor to the window or door space, without in each instance, the prior written approval of Landlord. Tenant shall not use any advertising medium that shall be deemed objectionable to Landlord or a nuisance to other tenants, including without limiting the generality of the foregoing, loud speakers, phonographs, and radio or television broadcast, in a manner to be heard outside the Premises. Tenant shall not install any interior lighting or plumbing fixtures, shades or awnings, or any exterior decorations or painting, or build any fences, nor shall Tenant install any radio or television antenna, loud speakers, sound amplifiers or similar devices on the roof or exterior walls of the building without the advance written consent of Landlord. Tenant may install horizontal mini-blind window treatments (white only to outside) at Tenant's expense.

                                   ARTICLE 12
                                   INSURANCE

Tenant shall not carry any stock or goods or do anything in or about the Premises which will in any way impair or invalidate the obligation of any insurance policy covering the Premises or the building in which the Premises are located. Tenant agrees to pay upon demand, as additional rent, any increases in insurance premiums resulting from the business carried on in the Premises.

Tenant shall procure from companies satisfactory to Landlord and maintain during the term of this Lease at its own cost and expense an insurance policy or policies in from satisfactory to Landlord insuring Landlord and Tenant as their interest may appear against (1) public liability covering the Premises and the use and operations thereof with such limits for bodily injury as to each person and as to each accident and for the property damage as Landlord may from time to time require; initial requirements to be $500,000, $1,000,000, and replacement value, respectively. Tenant shall have the Landlord and its designee named as additional insureds under said insurance policy or policies, Prior to taking occupancy, Tenant shall deliver to Landlord copies of said insurance policy or policies, or certificates of insurance evidencing the existing the existence and amounts of such insurance and clauses satisfactory to Landlord. All such policies shall be written as primary policies not contributing with and not in excess of coverage which Landlord may carry and shall provide for payment of loss to Landlord notwithstanding any act or negligence of Tenant which may otherwise result in forfeiture of said insurance. Landlord shall procure and maintain hazard or casualty insurance on the Office Centre and Premises. The cost of said hazard or casualty insurance shall be included as a part of the Common Area Maintenance.

                                   ARTICLE 13
                                   UTILITIES

Prior to taking possession of the Premises, Tenant shall cause Commonwealth Edison and North Shore Gas Company to place the electric service and gas service in Tenant's name and shall timely pay all bills tendered to Tenant by Commonwealth Edison and North Shore Gas. Failure to pay said bills in timely manner shall be treated in a similar manner as a Default in Rent. The premises will have direct gas & electrical service with its own meters therefor.

                                   ARTICLE 14
                               ACCESS TO PREMISES

Landlord reserves the right to enter upon the Premises at all reasonable hours for the purpose of inspecting the same, or making repairs, additions or alterations to the building in which the Premises are located, to exhibit the Premises to prospective tenants, purchasers or other, to display during the last ninety days of the term, without hindrance or molestation to Tenant, "For Rent" or similar signs on windows or doors of the Premises. The exercise by Landlord of any of its rights under this Article shall not be deemed an eviction of disturbance of Tenant's use and possession of the Premises. Landlord agrees that, in making any such repairs, additions or alterations, it shall use its best efforts not to interfere with the conduct of Tenant's business operations.

                                   ARTICLE 15
                                 UNTENANTABILTY

In the event the Premises shall be destroyed, or so damaged by fire, explosion, windstorm or other casualties as to be untenantable, Landlord may restore the Premises within 120 days after the date of the destruction or damage, and the rent shall abate on a per diem thirty-day month basis during the period of restoration. Landlord shall relocate Tenant to Landlord's nearest available space at Tenant's request. Tenant's request for relocation shall not be unreasonably withheld.

In the event the Premises are damaged as aforesaid but are not thereby rendered untenantable, Landlord shall restore the Premises with reasonable dispatch and during such restoration, Tenant shall be entitled to an equitable abatement of the rent as determined by Landlord based on that portion of the Premises rendered untenantable during the restoration.

                                   ARTICLE 16
                                 EMINENT DOMAIN

In the case all of the Premises is taken by the exercise of the power of eminent domain, the Lease shall terminate as of the date possession is taken by the condemner and Landlord shall refund any rent paid in advance on a per diem thirty-day month basis from the date possession is so taken to the first day of the next calendar month.

If 33 1/3 percent (33 1/3%) or more of the Premises or of the common areas in the Office Centre is so taken, this Lease shall terminate at the election of either party upon notice to the other within (10) days after the payment, or the deposit with the appropriate public officer, of the compensation awarded, and in that event the term shall terminate on the date possession of the part condemned is taken by the condemner and rent shall be paid to that date, and Landlord shall refund as aforesaid, the appropriate portion of any rent paid in advance.

If less than the said percentage of the Premises or the common areas in the Office Centre is so taken, this Lease shall not terminate. Landlord, as its expense and within thirty (30) days after the payment or deposit of the compensation as aforesaid, shall commence to reconstruct the Premises not affected by the taking and with reasonable diligence proceed with such reconstruction, and during reconstruction and thereafter, the rent shall be reduced proportionately.

In the event the entire compensation awarded shall belong to Landlord without any deduction therefrom for any present or future interest of Tenant, and Tenant hereby assigns to Landlord all of its right, title and interest in and to any and all such compensation, together with any and all rights, estate and interest of Tenant now existing or hereafter arising.

                                   ARTICLE 17
                           COVENANT TO HOLD HARMLESS

Tenant agrees to indemnify and hold harmless from are against any and all claims, damages, costs and expenses, including reasonable attorney's fees, arising from the conduct or management or the business conducted by Tenant in the Premises, of from breach or default on the part of Tenant in the performance of this Lease, or from any act or negligence of Tenant, its agents, contractors, servants, employees, subleases, concessionaires or licensees in or about the Premises. In the case any action or proceeding brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, covenants to defend such action or proceeding by counsel reasonably satisfactory to Landlord.

Neither Landlord nor the Landlord's agents, servants, employees, officers or directors shall be liable, and Tenant waives and releases all claims for damage to person or property sustained by Tenant, or by Tenant's employees, agents, servants, invitees or customers or by any other occupant of the building in which the Premises are located, or by any other person, resulting from the building or any part thereof or any equipment or appurtenances becoming out of repair, or resulting from any accident in or about the Premises or the buildings, or resulting directly or indirectly from any act or neglect of any other tenant or occupant of the building, or of any other person. This Article shall apply especially, but not exclusively, to damaged caused by refrigerators, sprinklers devices, air-conditioning apparatus, water, snow, frost, ice stem, excessive heat or cold, sewage, gas, order, or noise or the bursting or leaking of pipes or plumbing fixtures, and shall apply equally whether any such damage results from the act or neglect of Landlord or of other tenants, occupants or servants in said building or any other person. If any such damage results from any act or neglect of Tenant, Landlord may, at Landlord's option, repair such damage, whether caused to the building or to Tenants thereof, and Tenant shall thereupon pay to Landlord the total cost of such repairs and damages. All personal property belonging to Tenant, or any person in the Premises or any other part of he building, shall be there at risk of the Tenant or such other persons only, and neither Landlord nor its agents or employees shall be liable for any damage thereto or the theft or misappropriation thereof.

Any and all property which may be removed from the Premises by Landlord under this Lease or law, to which Landlord is or may be entitled, may be handled or removed by Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible as warehouseman, bailee or otherwise for any property left in the Premises or the building by Tenant, or for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in any such removal of Tenant's property.

                                   ARTICLE 18
                            ASSIGNMENT & SUBLETTING

Tenant shall not sell, assign, mortgage, pledge or in any manner transfer this Lease, or any interest therein, or agree to do so; permit any transfer of or lien upon this Lease or any interest therein by operation of law, sublet the Premises or any part thereof or permit its use or occupancy by anyone other than Tenant without the previous written consent of Landlord, which shall not be unreasonably withheld. Landlord's consent to one assignment of this Lease or one subletting or use

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
and occupancy of the Premises shall not be a waiver of Landlord's rights under this Article as to any subsequent assignment or subletting or use and occupancy. Landlord's rights to assign this Lease are and shall remain unqualified. In the event Landlord consents to an assignment or sublease hereunder, Tenant shall pay to Landlord reasonable fees, incurred in connection with the processing of documents necessary to effect such assignment or sublease.

                                   ARTICLE 19
                           SUBORDINATION & ATTORNMENT

Tenant shall, upon demand by Landlord, execute such instruments as may be required at any time and from time to time to subordinate the rights and interest of Tenant under this Lease to the lien of any mortgage or deed-in-trust now or hereafter placed on the land of which the Premises is a part and to all advances made or hereafter to be made upon the security thereof. In the event any proceedings are brought for foreclosure or in the event of the exercise of any power of sale under any mortgage or deed-in-trust made by Landlord coverings the Premises or in the event of a sale of said land by Landlord, Tenant shall attorn to the purchaser and recognize such purchaser as landlord under this Lease, and Landlord and its principals shall be freed and relieved of all liability under this Lease arising out of any act, occurrence or omission after consummation of such sale.

Tenant shall upon demand by Landlord, at any time execute and deliver to Landlord a statement in writing (1) certifying that this Lease is unmodified and in full force and effect (or, if modified, this Lease as so modified is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, (ii) acknowledging that there are not, to Tenant's knowledge, uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any are claimed and (iii) setting forth the date of commencement of rent and expiration of the term hereof and other matters required by Landlord. Any such statement may be relied upon by any prospective purchaser or encumbrance of the property of which the Premises is a part. In the event Tenant fails or refuses to execute and deliver said statement, Tenant hereby appoints Landlord attorney-in-fact, irrevocably, to execute and deliver any such statement for Tenant.

                                   ARTICLE 20
                                 LATE PAYMENTS

If Tenant fails to pay monthly rent installment or any additional rent on the day designated, Tenant shall be liable for late fees in the amount of $50.00 per day, commencing on the 6th day after the said due date, and for reasonable attorney's fees incurred by Landlord by reason of Tenant's failure to pay the aforesaid charges on time. Nothing in this Article shall constitute a waiver of Tenant's default with respect to such overdue amounts, nor prevent Landlord from exercising any of its rights and remedies provided hereunder or at law or in equity.

                                   ARTICLE 21
                               DEFAULT & REMEDIES

The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant: the vacating of abandonment of the Premises by Tenant; the failure by Tenant to make any payment of rent, its prorata share of common area maintenance costs or taxes; or any other additional rent item or payment required hereunder, as and when due, where such failure shall continue for a period of thirty (30) days beyond the due; the failure by Tenant to observe or

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
perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, where such failure shall continue for a period of seven (7) days after written notice by Landlord to Tenant; the making by Tenant of any general assignment for the benefit of creditors the filing by or against Tenant of a petition in bankruptcy or a petition of reorganization or arrangement under any law relating to bankruptcy (unless in case of a petition filed against Tenant, same is dismissed within sixty (60) days); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where possession is not restored to Tenant within (30) days; or the attachment, execution or other judicial seizure of substantially all the Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty (30) days.

In the event of any such default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach:

(1) Terminate Tenant's right to possession of the Premises, upon five (5) days written notice, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default or breach, including, but not limited to, the cost of recovering possession of the Premises (including the costs of instituting an action for forcible entry and detainer and reasonable attorney's fees incurred therein), expenses of relating (including advertising), necessary renovation and alteration of the Premises, that portion of any leasing commission paid by Landlord in obtaining this Lease which is applicable to the unexpired term of this Lease, and the rent and additional rent for that portion of the term of this Lease during which the Premises remains unoccupied, or for which Landlord receives less than the rent and additional rent required hereunder, following termination of Tenant's right to possession thereof; or

(2) Maintain Tenant's right to possession, in which case Landlord shall be entitled to enforce all of Landlord's rights hereunder, including the right to recover rent, additional rent or any other charges as may become due hereunder (including the cost of instituting and prosecuting an action to enforce said rights and reasonable attorney's fees incurred therein):

(3) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the State of Illinois.

                                   ARTICLE 22
                               GENERAL PROVISIONS

Riders, exhibits, clauses, plats, or addenda, if any, affixed to this Lease are incorporated herein by reference and a part hereof. The waiver by Landlord, whether expressed or implied, or any term, covenant or condition herein contained shall not be deemed of any other provision. The subsequent acceptance of rent hereunder shall not be deemed waiver of any preceding default by Tenant of any term, covenant or condition of this Lease, other than the failure by Tenant to pay the particular rent installment or additional rent so accepted, regardless of Landlord's knowledge of such preceding default at the time of acceptance of such rent or additional rent. Any provision of this Lease which shall prove to be invalid, void or illegal shall not in any way affect, impair or invalidate any other provisions hereof and such other provisions shall remain in full force and effect. The terms, covenants and conditions herein contained shall be binding upon and inure to the benefit of the successors-in-interest and assigns of the parties hereto. The obligations hereunder imposed shall be joint and several. The marginal headings and titles to the Articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof. Time is of the essence of this Lease and all its revisions in which performance is a factor. Neither party shall record this Lease. This Lease contains all of the agreements and understandings of the parties hereto with respect to the lease of the Premises and no prior agreements or understanding pertaining to the lease of the Premises shall be effective for any purpose. No provisions of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors-in-interest. This Lease and the obligations of Tenant hereunder shall not be affected or impaired because Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so if such incapacity or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of Landlord. No remedy or election of remedies hereunder shall be deemed exclusive, but shall, wherever possible, be cumulative with all other remedies, at law or in equity. The laws of the State of Illinois shall govern this Lease.

                                    ARTICLE 2
                              CORPORATE AUTHORITY

If Tenant is a corporation, each individual executing the Lease on behalf of said corporation represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said corporation.

                                   ARTICLE 24
                                     NOTICES

Any notice or demand required or permitted under this Lease shall be deemed sufficiently given or served if sent by registered or certified mail to the following respective addresses, or to such other delivered to Landlord or Tenant.

To Landlord: Saratoga Partners, Ltd.     To Tenant: Elron Software
             5101 Washington Street                 1800 Nations Dr., Suite #119
             Gurnee, Illinois 60031                 Gurnee, Illinois 60031

IN WITNESS WHEREOF, Landlord and Tenant have hereinto executed this Lease as of the day and year first written above.

LANDLORD:                                 TENANT:
Saratoga Partners, Ltd.,                  Elron Software
an Illinois corporation                   a Delaware corporation
                                          -----------------------------------

By: [ILLEGIBLE]                           By: [ILLEGIBLE]
    --------------------                      ---------------------------------
Its: [ILLEGIBLE]                          Its: [ILLEGIBLE]
     -------------------                       ---------------------------------

                                       10